Filed pursuant to 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Global Income Opportunity Fund

Supplement dated December 10, 2018 to the Summary Prospectus, dated May 1, 2018, as supplemented September 12, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Managers Global Income Opportunity Fund (the “Fund”), a series of AMG Funds III, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated and supplemented as noted above.

Effective March 1, 2019, the Board of Trustees of AMG Funds III has approved the elimination of Redemption/Exchange Fees for the Fund. Accordingly, effective March 1, 2019, the Summary Prospectus is amended to remove the Redemption/Exchange Fees shown in the “Fees and Expenses of the Fund—Shareholder Fees” table.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE